Exhibit 99.1

Trupanion Reports First Quarter 2020 Results

SEATTLE, WA. April 30, 2020-- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the first quarter ended March 31, 2020.
“At Trupanion, we understand the power of the pet,” said Darryl Rawlings, Founder and CEO of Trupanion. “In times of uncertainty, heightened anxiety and isolation, our four legged family members become even more important. Trupanion helps pet owners budget for if and when their pet becomes sick or injured. In the coming weeks and months, we expect the need for our product among pet owners to grow, the messaging at the veterinarian level to strengthen, and the value of our patented software to be even greater.”

First Quarter 2020 Financial and Business Highlights

•	Total revenue was $111.3 million, an increase of 28% compared to the first quarter of 2019.

•	Total enrolled pets (including pets from our other business segment) was 687,435 at March 31, 2020, an increase of 25% over the first quarter of 2019.

•	Subscription business revenue was $89.5 million, an increase of 21% compared to the first quarter of 2019.

•	Subscription enrolled pets was 508,480 at March 31, 2020, an increase of 14% over the first quarter of 2019.

•	Net loss was $(1.1) million, or $(0.03) per basic and diluted share, compared to a net loss of $(1.3) million, or $(0.04) per basic and diluted share, in the first quarter of 2019.

•	Adjusted EBITDA was $2.0 million, compared to adjusted EBITDA of $1.7 million in the first quarter of 2019.

•
Operating cash flow was $2.9 million and free cash flow was $1.4 million in the first quarter of 2020. This compared to operating cash flow of $4.0 million and free cash flow of $3.1 million in the first quarter of 2019.

Revenue by Quarter

Conference Call
Trupanion’s management will host a conference call today to review its first quarter 2020 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13701356.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended March 31,
	2020	2019
	(unaudited)
Revenue:
Subscription business	$89,484	$74,222
Other business	21,817	12,756
Total revenue	111,301	86,978
Cost of revenue:
Subscription business(1)	73,422	60,387
Other business	20,027	11,559
Total cost of revenue(2)	93,449	71,946
Gross profit:
Subscription business	16,062	13,835
Other business	1,790	1,197
Total gross profit	17,852	15,032
Operating expenses:
Technology and development(1)	2,845	2,669
General and administrative(1)	5,516	5,419
Sales and marketing(1)	10,442	8,227
Total operating expenses	18,803	16,315
Gain (loss) from investment in joint venture	(59)	—
Operating loss	(1,010)	(1,283)
Interest expense	379	317
Other income, net	(282)	(344)
Loss before income taxes	(1,107)	(1,256)
Income tax expense	26	40
Net loss	$(1,133)	$(1,296)

Net loss per share:
Basic and Diluted	$(0.03)	$(0.04)
Weighted average shares of common stock outstanding:
Basic and Diluted	35,007,052	34,292,367

(1)Includes stock-based compensation expense as follows:	Three Months Ended March 31,

	2020	2019
Cost of revenue	$268	$247
Technology and development	100	63
General and administrative	729	618
Sales and marketing	556	429
Total stock-based compensation expense	$1,653	$1,357

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended March 31,
	2020	2019
Veterinary invoice expense	$79,640	$61,282
Other cost of revenue	13,809	10,664
Total cost of revenue	$93,449	$71,946

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	March 31, 2020	December 31, 2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$27,221	$29,168
Short-term investments	76,094	69,732
Accounts and other receivables	65,997	54,408
Prepaid expenses and other assets	5,766	5,513
Total current assets	175,078	158,821
Restricted cash	1,400	1,400
Long-term investments, at fair value	4,094	4,323
Property and equipment, net	70,569	70,372
Intangible assets, net	7,571	7,731
Other long-term assets	14,487	14,553
Total assets	$273,199	$257,200
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,772	$4,087
Accrued liabilities and other current liabilities	14,003	13,798
Reserve for veterinary invoices	22,862	21,194
Deferred revenue	62,014	52,546
Total current liabilities	103,651	91,625
Long-term debt	29,844	26,086
Deferred tax liabilities	1,118	1,118
Other liabilities	1,761	1,611
Total liabilities	136,374	120,440
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 36,017,670 and 35,084,505 shares issued and outstanding at March 31, 2020; 35,876,882 and 34,947,017 shares issued and outstanding at December 31, 2019	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	234,642	232,731
Accumulated other comprehensive loss	(385)	250
Accumulated deficit	(86,653)	(85,520)
Treasury stock, at cost: 933,165 shares at March 31, 2020 and 929,865 shares at December 31, 2019	(10,779)	(10,701)
Total stockholders’ equity	136,825	136,760
Total liabilities and stockholders’ equity	$273,199	$257,200

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended March 31,
	2020	2019
	(unaudited)
Operating activities
Net loss	$(1,133)	$(1,296)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	1,381	1,613
Stock-based compensation expense	1,653	1,357
Other, net	73	(3)
Changes in operating assets and liabilities:
Accounts and other receivables	(11,697)	(5,894)
Prepaid expenses and other assets	(195)	325
Accounts payable, accrued liabilities, and other liabilities	1,322	1,256
Reserve for veterinary invoices	1,825	1,078
Deferred revenue	9,695	5,523
Net cash (used in) provided by operating activities	2,924	3,959
Investing activities
Purchases of investment securities	(11,579)	(17,350)
Maturities of investment securities	5,100	10,205
Purchases of property, equipment and intangible assets	(1,496)	(878)
Other	9	(1,479)
Net cash provided by (used in) investing activities	(7,966)	(9,502)
Financing activities
Proceeds from exercise of stock options	559	661
Shares withheld to satisfy tax withholding	(321)	(197)
Proceeds from debt financing, net of financing fees	3,744	5,200
Other financing	(78)	(271)
Net cash (used in) provided by financing activities	3,904	5,393
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	(809)	220
Net change in cash, cash equivalents, and restricted cash	(1,947)	70
Cash, cash equivalents, and restricted cash at beginning of period	30,568	27,952
Cash, cash equivalents, and restricted cash at end of period	$28,621	$28,022

The following table sets forth our key operating metrics:

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018
Total Business:
Total pets enrolled (at period end)	687,435	646,728	613,694	577,686	548,002	521,326	497,942	472,480
Subscription Business:
Total subscription pets enrolled (at period end)	508,480	494,026	479,427	461,314	445,148	430,770	416,527	401,033
Monthly average revenue per pet	$58.96	$58.58	$58.12	$57.11	$56.13	$55.15	$54.55	$53.96
Lifetime value of a pet, including fixed expenses	$535	$523	$511	$482	$471	$449	$435	$431
Average pet acquisition cost (PAC)	$247	$222	$208	$213	$205	$186	$155	$150
Average monthly retention	98.59%	98.58%	98.59%	98.57%	98.58%	98.6%	98.61%	98.64%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended March 31,
	2020	2019
Net cash used in operating activities	$2,924	$3,959
Purchases of property and equipment	(1,496)	(878)
Free cash flow	$1,428	$3,081

The following table reflects the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018
Sales and marketing expenses	$10,442	$9,212	$9,255	$8,757	$8,227	$6,994	$6,365	$5,702
Excluding:
Stock-based compensation expense	(556)	(547)	(577)	(567)	(429)	(355)	(358)	(349)
Acquisition cost	9,886	8,665	8,678	8,190	7,798	6,639	6,007	5,353
Net of:
Sign-up fee revenue	(765)	(730)	(790)	(734)	(703)	(655)	(693)	(624)
Other business segment sales and marketing expense	(163)	(152)	(94)	(38)	(130)	(102)	(99)	(88)
Net acquisition cost	$8,958	$7,783	$7,794	$7,418	$6,965	$5,882	$5,215	$4,641

The following table reflects the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Three Months Ended
	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018	Jun. 30, 2018
Net (loss) income	$(1,133)	$636	$782	$(1,931)	$(1,296)	$(275)	$1,205	$(377)
Excluding:
Stock-based compensation expense	1,653	1,771	1,845	1,873	1,357	1,222	1,299	1,286
Depreciation and amortization expense	1,381	1,274	1,181	1,564	1,613	1,485	1,136	964
Interest income	(337)	(516)	(411)	(412)	(342)	(234)	(317)	(179)
Interest expense	379	375	340	317	317	311	336	332
Other non-operating expenses	52	(22)	122	101	—	—	—	—
Income tax expense (benefit) expense	26	157	18	(46)	40	4	(7)	91
Gain from equity method investment	—	—	—	(125)	—	—	—	(107)
Adjusted EBITDA	$2,021	$3,675	$3,877	$1,341	$1,689	$2,513	$3,652	$2,010

Contacts:

Investors:
Laura Bainbridge, Head of Corporate Communications
206.607.1929
InvestorRelations@trupanion.com